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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  July 18, 2001
                        (date of earliest event reported)



                          MACK-CALI REALTY CORPORATION
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             (Exact name of Registrant as specified in its charter)


                            Maryland
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                 (State or other jurisdiction of incorporation)


         1-13274                                        22-3305147
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  (Commission File No.)                    (I.R.S. Employer Identification No.)


                  11 Commerce Drive, Cranford, New Jersey 07016
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               (Address of Principal Executive Offices) (Zip Code)


                                 (908) 272-8000
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 9.  REGULATION FD DISCLOSURE

     Mack-Cali Realty Corporation (the "Company") is furnishing under this Item 9 pursuant to Regulation FD the following information:

     1. The occupancy rate of the Company's property portfolio at June 30, 2001 remained relatively unchanged as compared to the occupancy rate at March 31, 2001.

     2. Pursuant to its enhanced $150 million Repurchase Program announced on September 22, 2000, the Company has purchased for constructive retirement 2,911,611 shares of its outstanding common stock for an aggregate cost of approximately $79.6 million.

     3. The Company previously announced its plans to sell substantially all of its properties located in the Southwestern and Western regions, using such proceeds to invest in property acquisitions and development projects in its core Northeast markets, as well as to repay debt, fund stock repurchases and other general corporate purposes. In connection therewith, there has been continued interest by potential purchasers in the Company's properties located in these regions, including those properties located in the Dallas, Houston and San Antonio, Texas and Denver, Colorado metropolitan areas, which have respective net book values of approximately $65 million, $33 million, $54 million and $190 million at March 31, 2001. However, no assurances can be made that the sale of such properties will be completed or that they will be sold for their book value.

     This Current Report on Form 8-K contains "forward-looking statements," which relate to, without limitation, the Company's future economic performance, the Company's plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as "may," "will," "should," "expect," "anticipate," "estimate" or "continue" or comparable terminology, or by discussion of strategy, plans or intentions. Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Future events and actual results, financial and otherwise, may differ materially from the events and results discussed in the forward-looking statements. The cautionary statements incorporated by reference from the Company's periodic reports and other similar statements contained in this Current Report on Form 8-K identify important factors with respect to such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those presented.

     The information included in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MACK-CALI REALTY CORPORATION


Date:  July 18, 2001                    By: /s/ Roger W. Thomas
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                                        Roger W. Thomas
                                        Executive Vice President, General
                                        Counsel and Secretary